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                                                                    Exhibit 10.1


                   AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of the 21st day of June, 1997, by and between HOST MARRIOTT CORPORATION, a Delaware corporation ("Host Marriott"; successor by change of name to Marriott Corporation), HOST MARRIOTT SERVICES CORPORATION, a Delaware corporation ("HMSC"), and MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MII").

                                   RECITALS
                                   --------

     WHEREAS, Host Marriott and MII are parties to that certain Distribution Agreement, dated as of September 15, 1993, as amended by Amendment No. 1 dated as of December 29, 1995 among Host Marriott, MII, and (as successor by spin-off to Host Marriott's the Host/Travel Plazas Business), HMSC (as so amended, the "Distribution Agreement"); and

     WHEREAS, Host Marriott and MII are parties to that certain Stock Purchase Agreement, dated as of June 21, 1997 (the "Stock Purchase Agreement"); and

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to MII's obligation to consummate the transactions contemplated by the Stock Purchase Agreement; and

     WHEREAS, Host Marriott and MII desire to amend the Distribution Agreement as set forth herein, and HMSC has agreed to execute this amendment for the avoidance of doubt as to whether its signature is necessary for an amendment to the Distribution Agreement to be effective.

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. The last sentence of the first paragraph of Section 6.07(a) of the Distribution Agreement is hereby deleted in its entirety and replaced with the following:

          "The Right shall terminate on June 21, 2017."

     2. Except as specifically amended hereby, the Distribution Agreement shall remain unchanged and in full force and effect.

                            SIGNATURE PAGE FOLLOWS
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the day and year first above written.

                                    HOST MARRIOTT CORPORATION



                                    By:  s/ Robert E. Parsons, Jr.
                                         -----------------------------
                                    Name:   Robert E. Parsons, Jr.
                                    Title:  Executive Vice President

                                    MARRIOTT INTERNATIONAL, INC.



                                    By:  s/ Paul E. Johnson, Jr.
                                         -----------------------------
                                    Name:   Paul E. Johnson, Jr.
                                    Title:  Vice President

                                    HOST MARRIOTT SERVICES CORPORATION



                                    By:  s/ Joe Martin
                                         -----------------------------
                                    Name:   Joe Martin
                                    Title:  Vice President and General Counsel